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                                                              Exhibit 99.B(p)(2)

                               BISYS FUND SERVICES
                                 CODE OF ETHICS
                                 JANUARY 1, 2005

I.   INTRODUCTION

        This Code of Ethics (the "Code") sets forth the basic policies of ethical conduct for all COVERED PERSONS, as hereinafter defined.

        Rule 17j-1(b) under the Investment Company Act of 1940, as amended, (the "1940 Act") makes it unlawful for an affiliated person of any BISYS company that is appointed to serve as principal underwriter of a registered investment company, in connection with the purchase or sale by such person of a security HELD OR TO BE ACQUIRED (AS HEREINAFTER DEFINED) by any such registered investment company, to:

        (1)  employ any device, scheme or artifice to defraud the Fund;
        (2) make to the Fund any untrue statement of a material fact or omit to state to the Fund a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;
        (3) engage in any act, practice or course of business that operates or would operate as a fraud or deceit upon the Fund; or
        (4)  engage in any manipulative practice with respect to the Fund.

II.  DEFINITIONS

        The following definitions are used for purposes of the Code.

     "ACCESS PERSON" is defined for purposes of this Code as all COVERED PERSONS identified in EXHIBIT C. This Code covers certain BISYS associates that are not otherwise deemed ACCESS PERSONS by law.

     "AUTOMATIC INVESTMENT PLAN" means a program in which regular periodic purchases (or withdrawals) are made automatically in (or from) investment accounts in accordance with a predetermined schedule and allocation. An automatic investment plan includes a dividend reinvestment plan.

     "BENEFICIAL OWNERSHIP" of a security is defined under Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, which provides that a COVERED PERSON should consider himself/herself the beneficial owner of securities held by his/her spouse, his/her minor children, a relative who shares his/her home, or other persons, directly or indirectly, if by reason of any contract, understanding, relationship, agreement or other arrangement, he/she obtains from such securities benefits substantially equivalent to those of ownership. He/she should also consider himself/herself the beneficial owner of securities if he/she can vest or revest title in himself/herself now or in the future.

     "CODE COMPLIANCE OFFICER" is the person designated to oversee enforcement and ensure compliance with this Code pursuant to procedures established for such purpose.

     "COVERED PERSONS" are all directors, officers and associates of the BISYS entities listed on Exhibit B hereto (collectively referred to as "BISYS", excluding NON-BISYS EMPLOYEE

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     REGISTERED REPRESENTATIVES identified in Exhibit H. Individuals registered with an entity identified in Exhibit B but not employed by BISYS and not reporting under an RIA's code of ethics are considered COVERED PERSONS for purposes of this Code.

     "COVERED SECURITIES" include all securities, subject to transaction reporting under this Code. Covered Securities do not include: (i) securities issued by the United States Government; (ii) bankers' acceptances, bank certificates of deposit, commercial paper and high quality short-term debt instruments, including repurchase agreements; (iii) shares of open-end investment companies OTHER THAN SHARES OF REPORTABLE FUNDS; (iv) transactions which you had no direct or indirect influence or control; (v) transactions that are not initiated, or directed, by you; and
     (vi) securities acquired upon the exercise of rights issued by the issuer to all shareholders pro rata.

     A security "HELD OR TO BE ACQUIRED" is defined under Rule 17j-l(a)(10) as any COVERED SECURITY which, within the most recent fifteen (15) days: (A) is or has been held by a Fund, or (B) is being or has been considered by a Fund or the investment adviser for a Fund for purchase by the Fund. A purchase or sale includes the writing of an option to purchase or sell and any security that is convertible into or exchangeable for, any security that is held or to be acquired by a Fund.

     "MATERIAL INSIDE INFORMATION" is defined as any information about a company which has not been disclosed to the general public and which either a reasonable person would deem to be important in making an investment decision or the dissemination of which is likely to impact the market price of the company's securities.

     "NON-BISYS EMPLOYEE REGISTERED REPRESENTATIVE" is defined as any Registered Representative licensed with an entity identified in EXHIBIT B; but employed by an RIA and reporting under the RIA's code of ethics.

     A "PERSONAL SECURITIES TRANSACTION" is considered to be a transaction in a COVERED SECURITY of which the COVERED PERSON is deemed to have BENEFICIAL OWNERSHIP. This includes, but is not limited to, transactions in accounts of the COVERED PERSON's spouse, minor children, or other relations residing in the COVERED PERSON'S household, or accounts in which the COVERED PERSON has discretionary investment control. COVERED PERSONS engaged in PERSONAL SECURITIES TRANSACTIONS should not take inappropriate advantage of their position or of information obtained during the course of their association with BISYS. For example, Transfer Agent employees may not process transactions for their own account or influence others to effect improper transactions on their account or for the accounts of any direct family member. Additionally, COVERED PERSONS should avoid situations that might compromise their judgment (e.g. the receipt of perquisites, gifts of more than de minimis value or unusual investment opportunities from persons doing or seeking to do business with BISYS or the Funds).

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     "REPORTABLE FUNDS" are non-money market portfolios of investment companies
     (identified in Exhibit A), for which BISYS serves as principle underwriter or as a service or sub-service agent (e.g. Transfer Agent, Fund Administrator, etc...). BISYS reserves the right to monitor accounts, including retirement plan accounts, of COVERED PERSONS and their direct family members for compliance with these requirements where BISYS is the recordkeeper of the account.

     "RIA CODE COMPLIANCE OFFICER" is defined as the person designated by a registered investment adviser ("RIA") to oversee enforcement and ensure compliance with the RIA's code of ethics by all persons subject thereto, including, in particular, NON-BISYS EMPLOYEE REGISTERED REPRESENTATIVES.

III. RISKS OF NON-COMPLIANCE

        This Code extends the provisions of Rule 17j-1(b) to all COVERED PERSONS. Any violation of this Code may result in the imposition by BISYS of sanctions against the COVERED PERSON, or may be grounds for the immediate termination of the COVERED PERSON'S position with BISYS. Failure to comply with the RIA code of ethics by a NON-BISYS EMPLOYEE REGISTERED REPRESENTATIVE may represent grounds for immediate deregistration. In addition, in some cases (e.g. the misuse of inside information), a violation of federal and state civil and criminal statutes may subject the COVERED PERSON or NON-BISYS EMPLOYEE REGISTERED REPRESENTATIVE to fines, imprisonment and/or monetary damages.

IV.  ETHICAL STANDARDS

        The foundation of this Code consists of basic standards of conduct including, but not limited to, the avoidance of conflicts between personal interests and interests of BISYS or its REPORTABLE FUNDS. To this end, COVERED PERSONS should understand and adhere to the following ethical standards:

        (a) The duty at all times to place the interests of REPORTABLE FUND shareholders first;

        (b) The duty to ensure that all PERSONAL SECURITIES TRANSACTIONS be conducted in a manner that is consistent with this Code to avoid any actual or potential conflict of interest or any abuse of such COVERED PERSON'S position of trust and responsibility; and

        (c) The duty to ensure that COVERED PERSONS do not take inappropriate advantage of their position with BISYS.

V.   RESTRICTIONS AND PROCEDURES

        This section is divided into two (2) parts. Part A relates to restrictions and procedures applicable to all COVERED PERSONS in addition to the aforementioned Rule 17j-1(b) provisions. Part B imposes additional restrictions and reporting requirements for those COVERED PERSONS deemed to be ACCESS PERSONS.

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     A. RESTRICTIONS AND PROCEDURES FOR ALL COVERED PERSONS:

     1. PROHIBITION AGAINST USE OF MATERIAL INSIDE INFORMATION

          COVERED PERSONS may have access to information including, but not limited to, MATERIAL INSIDE INFORMATION about REPORTABLE FUNDS that is confidential and not available to the general public, such as (but not limited to) information concerning securities held in, or traded by, investment company portfolios, information concerning certain underwritings of broker/dealers affiliated with an investment company that may be deemed to be MATERIAL INSIDE INFORMATION, and information which involves a merger, liquidation or acquisition that has not been disclosed to the public.

          COVERED PERSONS in possession of material inside information must not trade in or recommend the purchase or sale of the securities concerned until the information has been properly disclosed and disseminated to the public.

     2. PROHIBITION AGAINST ABUSIVE TRADING PRACTICES IN SHARES OF REPORTABLE FUNDS

          Engaging in short-term trading practices or other potentially abusive trading in shares of REPORTABLE FUNDS may constitute violations of Rule 17j-1(b) and/or the stated policies of REPORTABLE FUNDS. Accordingly, unless sanctioned by a particular REPORTABLE FUND, COVERED PERSONS are prohibited from engaging or attempting to engage in excessive trading and exchange activity or other potentially abusive trading in contravention of any stated policy of a REPORTABLE FUND.

     3.   INITIAL AND ANNUAL CERTIFICATIONS

          Within ten (10) days following the commencement of their employment or otherwise becoming subject to this Code and at least annually within forty-five (45) days following the end of each calendar year, all COVERED PERSONS shall be required to sign and submit to the CODE COMPLIANCE OFFICER a written certification, in the form of Exhibit D hereto, affirming that he/she has read and understands this Code to which he/she is subject. In addition, the COVERED PERSON must certify annually that he/she has complied with the requirements of this Code and has disclosed and reported all PERSONAL SECURITIES TRANSACTIONS that are required to be disclosed and reported by this Code. The CODE COMPLIANCE OFFICER will distribute to all COVERED PERSONS the Annual Certification and Holdings Report for completion following the end of each calendar year.

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     B. PROCEDURES FOR ALL NON-BISYS EMPLOYEE REGISTERED REPRESENTATIVES:

     1. Initial and Annual Certifications

          Within ten (10) days following the commencement of their registration with a broker/dealer identified in Exhibit B, and 45 days following the end of each calendar year, all NON-BISYS EMPLOYEE REGISTERED REPRESENTATIVES shall be required to sign and submit to the Code Compliance Officer a written certification, in the form of Exhibit I hereto, affirming that he/she is subject to an RIA code of ethics.

     2. Quarterly RIA Code Compliance Officer Certification

          Within thirty (30) days after each calendar quarter-end, the Code Compliance Officer will require the RIA Code Compliance Officer to provide a written certification, in the form of Exhibit J hereto, with regard to adherence by each NON-BISYS EMPLOYEE REGISTERED REPRESENTATIVE subject to the RIA code of ethics. The Code Compliance Officer requires immediate notification from the RIA Code Compliance Officer of any material violation by a NON-BISYS EMPLOYEE REGISTERED REPRESENTATIVE of the RIA code of ethics.

     C. RESTRICTIONS AND REPORTING REQUIREMENTS FOR ALL ACCESS PERSONS:

          Each ACCESS PERSON must refrain from engaging in a PERSONAL SECURITIES TRANSACTION when the ACCESS PERSON knows, or in the ordinary course of fulfilling his/her duties would have reason to know, that at the time of the PERSONAL SECURITIES TRANSACTION a REPORTABLE FUND has a pending buy or sell order in the same COVERED SECURITY.

     1.   DUPLICATE BROKERAGE CONFIRMATIONS AND STATEMENTS

          All ACCESS PERSONS are required to instruct their broker/dealer to file duplicate trade confirmation and account statements with the Code Compliance Officer at BISYS. Statements must be filed for all accounts containing COVERED SECURITIES (including accounts of other persons holding COVERED SECURITIES in which the ACCESS PERSON has a BENEFICIAL OWNERSHIP interest), OTHER THAN SHARES OF REPORTABLE FUNDS IDENTIFIED IN EXHIBIT A. Failure of a broker/dealer to send duplicate trade confirmations or account statements will not excuse a violation of this Section by an ACCESS PERSON.

          A sample letter instructing a broker/dealer firm to send duplicate trade confirmations and account statements to BISYS is attached as EXHIBIT K of this Code. A copy of the letter instructing the broker/dealer to provide duplicate trade confirmations and account statements to BISYS must be sent to the CODE COMPLIANCE OFFICER at the time of mailing. If a broker/dealer is unable or refuses to provide duplicate statements, the ACCESS PERSON should contact the BISYS CODE COMPLIANCE OFFICER for further assistance.

          If the broker/dealer requires a letter authorizing a BISYS associate to open an account, a sample permission letter is attached as EXHIBIT
          L. Please complete the

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          necessary brokerage information and forward a signature ready copy to the BISYS CODE COMPLIANCE OFFICER for signature and submission to the requesting broker/dealer

     2    INITIAL AND ANNUAL HOLDINGS REPORTS

          All ACCESS PERSONS must file a completed Initial and Annual Holdings Report, in the form of EXHIBIT E hereto, with the CODE COMPLIANCE OFFICER within ten (10) days of commencement of their employment or otherwise becoming subject to this Code and thereafter on an annual basis within forty-five (45) days after the end of each calendar year in accordance with Procedures established by the CODE COMPLIANCE OFFICER. Such report must be current as of a date not more than 45 days before the reports is submitted. This requirement includes any retirement plan accounts that contain REPORTABLE FUNDS.

     3    TRANSACTION/NEW ACCOUNT REPORTS

          All ACCESS PERSONS must file a completed Transaction/New Account Report, in the form of EXHIBIT F hereto, with the CODE COMPLIANCE OFFICER within thirty (30) days after (i) opening an account with a broker, dealer, bank or transfer agent in which COVERED SECURITIES are recorded; or (ii) entering into any PERSONAL SECURITIES TRANSACTION. This requirement includes any retirement plan accounts that contain REPORTABLE FUNDS. A transaction report need not be submitted for transactions effected pursuant to an AUTOMATIC INVESTMENT PLAN or where such information would duplicate information contained in broker trade confirmations or account statements received by BISYS with respect to the Access Person within 30 days of the transaction if all of the information required by rule 17j-1(d)(1)(ii) is contained in the confirmation or account statement.

     D. REVIEW OF REPORTS AND ASSESSMENT OF CODE ADEQUACY:

          The CODE COMPLIANCE OFFICER shall review and maintain the Initial and Annual Certifications, Initial and Annual Holdings Reports and Transaction/New Account Reports (the "Reports") with the records of BISYS. Following receipt of the Reports, the CODE COMPLIANCE OFFICER shall consider in accordance with Procedures designed to prevent ACCESS PERSONS from violating this Code:

          a. whether any PERSONAL SECURITIES TRANSACTION evidences an apparent violation of this Code; and

          b. whether any apparent violation has occurred of the reporting requirement set forth in Section C above.

          Upon making a determination that a violation of this Code, including its reporting requirements, has occurred, the CODE COMPLIANCE OFFICER shall report such violations to the General Counsel of BISYS Fund Services who shall determine what sanctions, if any, should be recommended to be taken by BISYS. The CODE COMPLIANCE OFFICER shall prepare quarterly reports to be presented to the Fund Boards of Directors/Trustees of the REPORTABLE FUNDS with respect to any material trading violations under this Code.

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          This Code, a copy of all Reports referenced herein, any reports of violations, and lists of all COVERED and ACCESS PERSONS required to make Reports, shall be preserved for the period(s) required by Rule 17j-1. BISYS shall review the adequacy of the Code and the operation of its related Procedures at least once a year.

VI.  REPORTS TO FUND BOARDS OF DIRECTORS/TRUSTEES

     BISYS shall submit the following reports to the Board of Directors/Trustees for each Fund for which it serves as principal underwriter:

     A.   BISYS FUND SERVICES CODE OF ETHICS

          A copy of this Code shall be submitted to the Board of a REPORTABLE FUND prior to BISYS commencing operations as principal underwriter, for review and approval. All material changes to this Code shall be submitted to the Board of each REPORTABLE FUND for which BISYS serves as principal underwriter for review and approval not later than six
          (6) months following the date of implementation of such material changes.

     B.   ANNUAL CERTIFICATION OF ADEQUACY

          The CODE COMPLIANCE OFFICER shall annually prepare a written report to be presented to the Board of each REPORTABLE FUND for which BISYS serves as principal underwriter detailing the following:

          1. Any issues arising under this Code or its related Procedures since the preceding report, including information about material violations of this Code or its related Procedures and sanctions imposed in response to such material violations; and

          2. A Certification in the form of EXHIBIT G hereto, that BISYS has adopted Procedures designed to be reasonably necessary to prevent ACCESS PERSONS from violating this Code.

                               BISYS FUND SERVICES
                                 CODE OF ETHICS
                                    EXHIBIT A

The following investment companies are REPORTABLE FUNDS(1):

Activa
Actinver Funds
Agilex
American Family Funds
American Independence/ Nestegg
American Performance
Amex Financial Services
AmSouth Funds
BB&T Funds
BNY Hamilton Funds
Boyar
Capstone Funds
CIBC - Trust
CIBC - Munder
Citizens Funds
Comerica Commonwealth of Virginia
Coventry Group (consisting of the First Source Monogram,
   UST Boston, Shelby and Signal)
Empire Builder
Exeter Funds
Federated International Funds PLC
First Focus Funds
Firth Third Funds
Gartmore Funds
GMO
Hansberger Institutional Series
Hartford
Heartland
Hirtle Callaghan Trust
HSBC Canada
HSBC Investor/ VIF /Insight/Star
Huntington Fund
IBT Merrimac
INVESCO Funds
JPMorgan Funds
Laudus Funds/AXA Rosenberg LP
LEADER Funds
Legacy Funds
Levco Securities
Mercantile Funds
MMA Praxis
Monogram Common Trust Funds
MONY Separate Accounts

                                       A-1
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Morgan Stanley SICAV
Morgan Stanley Cayman Funds
Morgan Stanley Global Franchise Fund LP
Morgan Stanley Investment Management
Munder Funds
New Covenant Funds
Old Westbury
One Group
Pacific Capital (including CATS and Hawaiian Trust)
Paypal (x.com)
Performance Funds
Permal Asset Management
ProFunds
Retirement Services
Sand Hill Investors Fund II
Schroder Funds
Scudder Funds
Shay Funds (IICAF, AMF)
Shelby Funds
Signal Funds
Skyline Funds
STI Classic Funds
Tamarack Funds
TD Waterhouse Funds
Texstar
UBOC Common Trust Funds
UBOC Copper Mountain UBS
UBS
Global Asset Management Trust Co.
UBS Relationship Funds
UBS Supplementary Trust
Universal Institutional Funds, Inc.
USAllianz
US Allianz VIP Funds
Variable Insurance Funds
Victory, Gradison, Lewco
Vintage/Stable Assets
Washington Mutual

AS OF JANUARY 1, 2005

(1) The companies listed on this Exhibit A may be amended from time to time, as necessary.

                                       A-2
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                              BISYS FUND SERVICES
                                 CODE OF ETHICS
                                   EXHIBIT B

The following Broker/Dealers are subject to the BISYS Fund Services Code of Ethics(2):

BISYS FUND SERVICES, LIMITED PARTNERSHIP
BNY HAMILTON DISTRIBUTOR, INC.
CENTURA FUNDS DISTRIBUTOR, INC.
EVERGREEN DISTRIBUTOR, INC.
FIFTH THIRD FUNDS DISTRIBUTOR, INC.
FUNDS DISTRIBUTORS, INC.
HEARTLAND INVESTOR SERVICES, LLC
J.P. MORGAN FUND DISTRIBUTORS, INC.
LAUDUS DISTRIBUTOR, INC.
MERCANTILE INVESTMENT SERVICES, INC.
NEW COVENANT FUNDS DISTRIBUTOR, INC.
PERFORMANCE FUNDS DISTRIBUTOR, INC.
PROFUNDS DISTRIBUTORS, INC.
VICTORY CAPITAL ADVISERS, INC.

The following affiliated service entities are subject to the BISYS Fund Services Code of Ethics(2):

BISYS FUND SERVICES OHIO, INC.
BISYS FUND SERVICES, INC.

(2) The companies listed on this Exhibit B may be amended from time to time, as required.

                                       B-1
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                               BISYS FUND SERVICES
                                 CODE OF ETHICS
                                    EXHIBIT C

The following COVERED PERSONS are considered ACCESS PERSONS under the BISYS Fund Services Code of Ethics(3):

The following employees of BISYS:
     BISYS Compliance - all associates
     Business Systems - Fund Accounting associates
     CCO Services - all associates
     Client Services - all associates
     Distribution Solutions - all associates, including individuals registered with an entity identified in Exhibit B but not employed by BISYS Directors/Officers of each BISYS entity listed on EXHIBIT A that meet the statutory definition of ACCESS PERSON under Rule17j-1
     Financial  Services  -  Fund  Accounting,  Tax,  Financial  Administration,
        Fund  Compliance  and  Quality Assurance associates
     Information Systems - all associates
     Legal Services - all associates


AS OF JANUARY 1, 2005

                                       C-1
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                               BISYS FUND SERVICES
                                 CODE OF ETHICS
                                    EXHIBIT D
                                     (2005)
                        INITIAL AND ANNUAL CERTIFICATIONS

        I hereby certify that I have read and thoroughly understand and agree to abide by the conditions set forth in the BISYS Fund Services CODE OF ETHICS (the "Code"). I further certify that, during the time of my affiliation with BISYS, I will comply or have complied with the requirements of this Code and will disclose/report or have disclosed/reported all PERSONAL SECURITIES TRANSACTIONS required to be disclosed/reported by the Code.

        If I am deemed to be an ACCESS PERSON under this Code, I certify that I will comply or have complied with the TRANSACTION/NEW ACCOUNT REPORT requirements as detailed in the Code and submit herewith my INITIAL AND/OR ANNUAL HOLDINGS REPORT. I further certify that I have disclosed all accounts held by me and will direct or have directed each broker, dealer, bank or transfer agent with whom I have an account or accounts to send to the BISYS CODE COMPLIANCE OFFICER duplicate copies of all confirmations and/or account statements relating to my account(s). I further certify that the CODE COMPLIANCE OFFICER has been supplied with copies of all such letters of instruction.


-----------------------------
Print or Type Name


-----------------------------
Signature


-----------------------------
Date

                               BISYS FUND SERVICES
                                 CODE OF ETHICS
                                    EXHIBIT E
                                     (2005)

                       INITIAL AND ANNUAL HOLDINGS REPORT

NAME AND ADDRESS OF         DISCRETIONARY                                       IF NEW ACCOUNT,
BROKER, DEALER, BANK,       ACCOUNT(5)               ACCOUNT NUMBER(s)          DATE ESTABLISHED
OR ADVISER(s) (YES OR NO)


NAME AND ADDRESS OF     DISCRETIONARY
BROKER, DEALER, BANK    ACCOUNT(5)                                  IF NEW ACCOUNT,
OR ADVISER(s),          (YES OR NO)         ACCOUNT NUMBER(s)       DATE ESTABLISHED
----------------------  / /Yes / /No        ----------------------  ----------------------
-------------------                         ----------------------  ----------------------
----------------------  / /Yes / /No        ----------------------  ----------------------
-------------------                         ----------------------  ----------------------
----------------------  / /Yes / /No        ----------------------  ----------------------
-------------------                         ----------------------  ----------------------
----------------------  / /Yes / /No        ----------------------  ----------------------
-------------------

/ / ATTACHED ARE THE COVERED SECURITIES BENEFICIALLY OWNED BY ME AS OF THE DATE OF THIS INITIAL AND ANNUAL HOLDINGS REPORT.

/ / I DO NOT HAVE ANY COVERED SECURITIES BENEFICIALLY OWNED BY ME AS OF THE DATE OF THIS INITIAL AND ANNUAL HOLDINGS REPORT. FOR PURPOSES OF THIS REPRESENTATION, TRANSACTIONS IN WHICH I HAD NO DIRECT OR INDIRECT INFLUENCE OR CONTROL OR TRANSACTIONS THAT WERE NOT INITIATED, OR DIRECTED, BY ME DO NOT RESULT IN REPORTABLE TRANSACTIONS OR HOLDINGS IN COVERED SECURITIES.

/ / I CERTIFY THAT I HAVE DIRECTED EACH BROKER, DEALER, BANK OR TRANSFER AGENT WITH WHOM I HAVE AN ACCOUNT OR ACCOUNTS TO SEND TO BISYS DUPLICATE COPIES OF ALL CONFIRMATIONS AND/OR STATEMENTS RELATING TO MY ACCOUNT(S) AND HAVE PROVIDED COPIES OF SUCH LETTERS OF INSTRUCTIONS TO THE BISYS CODE COMPLIANCE OFFICER. I FURTHER CERTIFY THAT THE INFORMATION ON THE STATEMENTS ATTACHED HERETO (IF APPLICABLE) ARE ACCURATE AND COMPLETE FOR PURPOSES OF THIS INITIAL AND ANNUAL HOLDINGS REPORT.


----------------------------
Print or Type Name


----------------------------
Signature


----------------------------
Date

(5)Discretionary Account is an account empowering a broker, dealer, bank or adviser to buy and sell securities without the client's prior knowledge or consent.

                           NUMBER OF
SECURITY                   COVERED
DESCRIPTION                SECURITIES/MUTUAL    PRINCIPAL AMOUNT
(SYMBOL/CUSIP)             FUND SHARES HELD     (FOR DEBT SECURITIES ONLY)


                              NUMBER OF
SECURITY                      COVERED
DESCRIPTION                   SECURITIES/MUTUAL            PRINCIPAL AMOUNT
(SYMBOL/CUSIP)                FUND SHARES HELD             (FOR DEBT SECURITIES ONLY)

------------------            ----------------             ----------------

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

       BISYS FUND SERVICES CODE OF ETHICS -TRANSACTION/NEW ACCOUNT REPORT
                                    EXHIBIT F

        I hereby certify that, (1) the Covered Securities described below were purchased or sold on the date(s) indicated in reliance upon public information; or (2) I have listed below the account number(s) for any new account(s) opened in which Covered Securities are or will be held, and I have attached a copy of my letter of instruction to the institution maintaining such account to provide the Code Compliance Officer with duplicate trade confirmations and account statements.

     COVERED SECURITIES AND/OR MUTUAL FUND PORTFOLIOS PURCHASED/ACQUIRED OR
                                  SOLD/DISPOSED

                                                                                   NAME OF BROKER, DEALER,
                                         PRINCIPAL                                 TRANSFER AGENT OR BANK
SECURITY                                 AMOUNT    INTEREST        MATURITY        (AND ACCOUNT NUMBER
DESCRIPTION    TRADE NUMBER OF PER SHARE (FOR DEBT RATE            RATE            AND DATE ESTABLISHED,
(SYMBOL/CUSIP) DATE  SHARES    PRICE     SECURITY) (IF APPLICABLE) (IF APPLICABLE) IF NEW)                 BOUGHT (B) OR SOLD (S)


                                                                                          NAME OF
                                                                                          BROKER,
                                                                                          DEALER,
                                                                                          TRANSFER
                                                                                          AGENT OR
                                                                                          BANK(AND
                                             PRINCIPAL                                    ACCOUNTNUMBER
SECURITY                                     AMOUNT                                       AND DATE
DESCRIPTION     TRADE  NUMBER OF  PER SHARE  (FOR DEBT  INTEREST RATE    MATURITY RATE    ESTABLISHED, IF  BOUGHT (B)
(SYMBOL/CUSIP)  DATE   SHARES     PRICE      SECURITY)  (IF APPLICABLE)  (IF APPLICABLE)  NEW)             OR SOLD (S)
----------------------------------------------------------------------------------------------------------------------
 -------------  -----  ---------  ---------  ---------  ---------------  ---------------  ---------------  -----------

 -------------  -----  ---------  ---------  ---------  ---------------  ---------------  ---------------  -----------

 -------------  -----  ---------  ---------  ---------  ---------------  ---------------  ---------------  -----------

 -------------  -----  ---------  ---------  ---------  ---------------  ---------------  ---------------  -----------

 -------------  -----  ---------  ---------  ---------  ---------------  ---------------  ---------------  -----------

 -------------  -----  ---------  ---------  ---------  ---------------  ---------------  ---------------  -----------

 -------------  -----  ---------  ---------  ---------  ---------------  ---------------  ---------------  -----------

        This Transaction/New Account Report is not an admission that you have or had any direct or indirect beneficial ownership in the Covered Securities listed above.

--------------------------------
Print or Type Name


--------------------------------                --------------------------------
Signature                                       Date

                               BISYS FUND SERVICES
                                 CODE OF ETHICS
                                    EXHIBIT G

                          CERTIFICATION TO FUND BOARDS

BISYS Fund Services ("BISYS") requires that all directors, officers and associates of BISYS ("COVERED PERSONS") certify, upon becoming subject to the BISYS Code of Ethics (the "Code") and annually thereafter, that they have read and thoroughly understand and agree to abide by the conditions set forth in the Code. If such COVERED PERSONS are deemed to be ACCESS PERSONS under the Code, they are required to submit Initial and Annual Holdings Reports. ACCESS PERSONS must also submit Transaction Reports to the CODE COMPLIANCE OFFICER, reporting all PERSONAL SECURITIES TRANSACTIONs in COVERED SECURITIES for all accounts in which the ACCESS PERSON has any direct or indirect beneficial interest within thirty (30) days of entering into any such transactions. ACCESS PERSONS must disclose all accounts and direct each of their brokers, dealers, banks or transfer agents to send duplicate trade confirmations and statements of all such PERSONAL SECURITIES TRANSACTIONs directly to the CODE COMPLIANCE OFFICER. For Funds where BISYS serves as Distributor and Fund Accountant, the CODE COMPLIANCE OFFICER undertakes a quarterly review of each ACCESS PERSON'S PERSONAL SECURITIES TRANSACTIONs against the investment portfolio of each fund of which they are deemed an ACCESS PERSON. For Funds where BISYS serves as Distributor but not the Fund Accountant, upon request the CODE COMPLIANCE OFFICER will make information available to the Fund's Chief Compliance Officer regarding all PERSONAL SECURITIES TRANSACTIONS of ACCESS PERSONS to the Fund.

The undersigned hereby certifies that BISYS has adopted Procedures reasonably designed to prevent ACCESS PERSONS from violating BISYS' Code and the provisions of Rule 17j-1 under the Investment Company Act of 1940, as amended.



--------------------------------                              ------------------
Wayne Rose                                                           Date
CODE COMPLIANCE OFFICER
BISYS Fund Services

                               BISYS FUND SERVICES
                                 CODE OF ETHICS
                  NON-BISYS EMPLOYEE REGISTERED REPRESENTATIVE
                                    EXHIBIT H
                                     (2005)

Adams, John S                       Grier, Paul H                    Moses, Niesha E
Adams, Stephanie E                  Grifo, Brett J                   Mudie, Thomas
Anderson, Erika C                   Groves, Elizabeth H              Mueth, Thomas
Azzara (Pollard), Linda M           Gumma, Sam S                     Muilenburg, Robert
Bailey, Craig                       Gunn, Talmadge D                 Murphy, Dennis J
Baluck, Neil J                      Gurewitz, Paul D                 Murphy, Donna S
Barlow, Steven                      Haber, Karen                     Murphy, Kate
Barnes, Shannon M                   Haight, David E                  Muszall, Holly
Bashant, Jennifer M                 Hammond, Robert L                Myers, John O
Baszler, Theodore D                 Harper, Harry G                  Najarian, Hratch
Best, Nicole J                      Hathaway, Duc (Rodney) R         Nasgovitz, William
Beste, Paul T                       Hayman (Tapper), Amy             Nelson, Brian C
Blake, Philip M                     Hendry, Ian                      Oberholtzer, Carl E
Bockoff, Julie                      Herbert, George (Skip) E         O'Connor, Kimberly R
Bolanowski, Casimir F               Hill, Jeffrey J                  Oelbracht, Susan
Botti, Keith C
Borelli, Thomas J                   Hilsabeck, Bradley J             Ohlmann, James (Pat)
Brennan, Michele                    Holmes, Patricia A               Ohmacht, Christopher A
Brenner, Brett J                    Holthaus, Douglas M              Olesinski, Kathleen
Britton, Lon G.                     Hopkins, Pamela S                Olson, Hilary
Bromwell, Maureen M                 Hutka, Kathleen A                Omdahl, Jeffrey M
Brown, Jason I                      Ivancich, Anthony                Ottaway, Elizabeth
Buoncore, Richard J                 Iwasko, Pamela A                 Pandon, Joel A
Burns, Carole                       Jabbour, Rena A                  Pasicznyk, Paul G
Calcagno, Jack J                    Jaworski, Katherine M            Payne, Robert
Calderwood, Annette C               Johnson, Gloria A                Pederson, Neil D
Caponigro, Jennifer L               Johnson, Manuel J                Perez-Jackson, Amy C
Capuano, John A                     Johnson, Todd B                  Picard, Aaron A
Carlisle, David W                   Jones, George A                  Pilutti, John A
Carmichael, Donald                  Jurec, Michael R                 Piroozmand, Hamoon
Carson, Holly A                     Kadnar, Matthew                  Pitigoiaron, Cosmin A
Casey, Dennis                       Kamyszek, Karen M                Pleasant, Lori J
Chavis, Eric N                      Karpowicz, Edward J              Ploshnick, Jeffrey A
Chen, Christopher I                 Keizer, Stephen M                Porter, Harold
Cicon, Christina G                  Kelts, James R                   Praseutsack, Amphay
Clark, Kevin D                      Kem, Paula A                     Precious, William R
Clemons, Anita J                    Kenaston, Pamela                 Pulakhandam, Tanuja
Cohen, Steven B                     Kenly, Franklin C                Purdy, David E
Coleman, Scott A                    Kennedy, Anne K                  Putallaz, Ann
Conners, Greg                       Kennedy, William                 Putman, Jason E
Connors, Matthew F                  Kenny, Thomas P                  Pyne, John
Cooke, Joshua E                     Kern, Jeffrey L                  Rains, Carolyn
Cooley, Donald L                    King, Cheryl B                   Rajagopal, Suresh
Cowperthwait, James                 King, Christine M                Redden, Paul T
Crosby, Robert E                    Klemm, Mark D                    Ricci, David M
Cummings, Kelly A                   Klosek, Justin                   Richter, Michael
Dahl, Jason                         Knapp, Jason                     Ridley, Frank M

Delucia, Anthony G                  Knowles, Monica C                Rippe, Brenda
Denison, Hugh F                     Kohl, Jeffrey J                  Roach, Stacy L
Dickson, Marybeth                   Koskuba, Michael                 Robertson, Paul M
Dilorenzo, Benedict R               Kozeliski, Brian E               Robinson, Jennifer L
DiStefano, Michael H                Krase, Scott                     Roche, Sean
Doischen, Daniel                    Kratsas, Victoria                Root, Peter
Donald, Jobe A                      Krum, Karen K                    Rothberg, Barry
Dong, Tony Y                        Krushena, Michael J              Rottinger, Jason
Durand, Michael M                   Kutz, John                       Rouse, Thomas J
Dutton, William M                   Lane, Brett A                    Rue, George W
Dy, Dan                             LeCount, Roscoe D                Ruiz-Quiros, Elisabel R
Dyer, Christopher                   Leich, Deborah L                 Rust, Andrew
Earnest, Elizabeth A                Leistra, Andrea E                Ryan, Erin
Egan, Nicola                        Levy, Kimberlee                  Sarafa, Kenneth C
Ersbo, Christopher P                Liberty, Lory                    Schacht, Jason F
Evans, Brad                         Liu, Jean L                      Schmeits, Kevin
Fabietti, Richard A                 Llenado, Maria Gracia T          Schosser, Robin
Farmer, Marilyn                     Longo, Lisa T                    Seay, Thomas
Farnsworth, Maryann S               Lucido, Maria                    Seel, Thomas A
Farrell, Thomas J                   Lutz, Geoffrey                   Selva, Kevin J
Fayolle, Sharon E                   Malaspina, Wendy W               Shemo, Russell D
Ferguson, Savonne L                 Maple, Rebecca S                 Shenkenberg, Stephen
Fernandez, Ina G                    Marables, Troy D                 Shoemaker, Mark D
Fiore, Kimberly A                   Marotz, Deanna                   Shpiz, Diane M.
Fitzgerald, James V                 Matuszak, Brian                  Sims, James E
Fitzpatrick, Mark D                 Mayberg, Louis                   Slavin, Benjamin F
Fluet, Andrew W                     McCauley, John                   Smith, Bradford E
Fondrie, David C                    McDonough, Matthew               Smith, Terri B
Fong, Edward H                      McKeon, Steven M                 Snow, Christopher
Fox, Kenneth                        McKindles, Deborah S             Soderstrom, Roger A
Fragomeni, Bernard J                McKoy, Douglas                   Sokolow, Mary E
Fraser, Bruce P                     Mechler, Charles                 Spetrino, William A
Frye, Victor M                      Miller, Brian                    Stahorsky, Scott
Gardner, Richard N                  Miller, Eric J                   Stein, Bonnie B
Glidden, Douglas A                  Miller, Gary                     Steinbrech, Vicky R
Glowski, Matthew                    Miller, Theodore                 Sterba, Neil
Goehring, Carla                     Milloy, Steven J                 Summers, Mark
Goeller, Andrew C                   Miner, Matthew J                 Tamoney, Andrew A
Goldman, Richard A                  Mocanasu, Claudia M              Tantsios, Ekaterini
Gordon (Stribbell), Jennifer L      Mohn, Dan C                      Taylor, Terry
Gordon, Gary N                      Moody, Thomas                    Thayer, Adam C
Gordon, Laura S                     Moore, Deneen L                  Thistleton, Michael D
Graff, Jeffrey                      Moore, Thomas W                  Titus, Lisa D
Gresnick, Mark E                    Morey, John P                    Wilcox, Jon G
Toft, Paul                          Wagner, Robert L                 Wiley, Stephen N
Tonti, Katherine                    Wakeham, Cheryl I                Wilson, Geoffrey A
Turner, John A                      Walker, Alvin F                  Wood, Robert P
Tyne, Michelle S                    Warren, Michael P                Young, Harry (Mel) M
Upward, Benjamin W                  Weatherhead, Jeffrey G           Yousif, Kevin K
Van Dreel, Joshua J                 Weinberg, Paul                   Zamora, Estrellita (Lili) D
Von Breitenbach, Charles            Wesselkamper, Charles            Zhan, Huimin (Jenny)
Vukmirovich, Edward                 Weyers, Richard                  Zimmerman, Steven J
Waddell, Denise R                   Whitmore, Gavin                  Zolotareva, Yana
Wagner, David J                     Wick, Constance R

                               BISYS FUND SERVICES
                                 CODE OF ETHICS
                  NON-BISYS EMPLOYEE REGISTERED REPRESENTATIVE
                                    EXHIBIT I
                                     (2005)
                        INITIAL AND ANNUAL CERTIFICATIONS

        I hereby certify that I have read and understand and agree to abide by the conditions set forth in the RIA codes of ethics. I further certify that, during the time of my affiliation with BISYS, I will comply or have complied with the requirements of the RIA code of ethics and will disclose/report or have disclosed/reported all PERSONAL SECURITIES TRANSACTIONS required to be disclosed/reported under the RIA code of ethics.


----------------------------
Print or Type Name


----------------------------
Signature


----------------------------
Date

                               BISYS FUND SERVICES
                                 CODE OF ETHICS
                  NON-BISYS EMPLOYEE REGISTERED REPRESENTATIVE
                   INVESTMENT ADVISER CODE COMPLIANCE OFFICER
                                    EXHIBIT J
                     QUARTERLY CODE OF ETHICS CERTIFICATION
                                  (XX/XX/XXXX)

Pursuant to the BISYS Fund Services Code of Ethics covering each of the [ INSERT BROKER DEALER] affiliated Registered Representatives employed by [INSERT INVESTMENT ADVISOR], "Non-BISYS Employee Registered Representatives", please certify the following for the quarter ended [Insert Date] (the "Period"):

1. Each of the NON-BISYS EMPLOYEE REGISTERED REPRESENTATIVES identified in the attached report have received and are subject to the [INSERT INVESTMENT ADVISER] Code of Ethics. ("Code").

2. All required documentation and holdings reports (if necessary) have been filed with the undersigned by each NON-BISYS EMPLOYEE REGISTERED REPRESENTATIVE during the Period

3. / / (check if applicable) There have not been any material violations of the Code by any NON-BISYS EMPLOYEE REGISTERED
     REPRESENTATIVES identified in the attach report for the Period.

4. / / (check if applicable and attach documentation) Violation(s) of the Code by one or more NON-BISYS EMPLOYEE REGISTERED REPRESENTATIVE(s) during the Period were detected or reported. A report detailing each violation and the resolution/remedial action taken is attached. (Please attach details and resolution for each item).


[INSERT INVESTMENT ADVISER] CODE COMPLIANCE OFFICER

Name: ______________________

Title: _______________________

Date:________________________

                               BISYS FUND SERVICES
                                 CODE OF ETHICS
                        DUPLICATE CONFIRMATION STATEMENT
                                  REQUEST FORM
                                    EXHIBIT K

Date:

Your Broker
street address
city, state  zip code

Re:     Your Name
        your S.S.  number or account number

Dear Sir or Madam:

Please be advised that I am an associated person of BISYS Fund Services, LP, or one of its affiliated broker-dealers ("BISYS"), each an NASD Member Firm. Please send DUPLICATE STATEMENTS AND TRADE CONFIRMATIONS of this brokerage account to the attention of:

                               BISYS Fund Services
                          Attn: Code Compliance Officer
                          100 Summer Street, Suite 1500
                                Boston, MA 02110

This request is made pursuant to the BISYS Code of Ethics and compliance therewith by the associated person is subject to receipt of such trade confirmations and account statements by BISYS.

Thank you for your cooperation.

Sincerely,

Your name

                               BISYS FUND SERVICES
                                 CODE OF ETHICS
                        DUPLICATE CONFIRMATION STATEMENT
                                  REQUEST FORM
                                    EXHIBIT L

Date:

[Address]

     Re: Employee Name
         Account #
         SS#

Dear Sir or Madam:

Please be advised that the above referenced person is an associated person of BISYS Fund Services, LP or one of its affiliated broker-dealers ("BISYS"), each an NASD member firm. We grant permission for him/her to open a brokerage account with your firm, provided that you agree to send DUPLICATE STATEMENTS AND TRADE CONFIRMATIONS of this employee's brokerage account to:

                               BISYS Fund Services
                          Attn: Code Compliance Officer
                          100 Summer Street, Suite 1500
                                Boston, MA 02110

This request is made pursuant to the BISYS Code of Ethics and compliance therewith by the associated person is subject to receipt of such trade confirmations and account statements by BISYS.

Thank you for your cooperation.

Sincerely,

BISYS Fund Services
Code Compliance Officer

                                       L-1